Business combinations	12 Months Ended
Dec. 31, 2021
Business combinations
Business combinations

Note 31 – Business combinations

   Accounting policy

Business combinations are accounted for using the acquisition method of accounting. At the date of the acquisition, the Company initially recognizes the fair value of the identifiable assets acquired, the liabilities assumed and any non-controlling interest in the acquired business.

The consideration transferred is measured at fair value at the date of acquisition and the excess of the consideration transferred over the fair value of net identifiable assets of the business acquired is recorded as goodwill. In circumstances where the consideration transferred is less than the fair value of net iden-tifiable assets of the business acquired, the difference is recognized directly in the consolidated income statement as a bargain purchase.

Where the settlement of any part of cash consideration is deferred, the amounts payable in the future are discounted to their present value. Contingent consideration is classified either as equity or a financial liability and is recognized at fair value on the acquisition date. Amounts classified as a financial liability are subsequently remeasured to fair value in accordance with IFRS 9 (Financial Instruments), with changes in fair value recognized in the consolidated statement of comprehensive loss as an administrative expense.

Business combinations require management making an assessment of the fair value of the net assets ac-quired as well as an assessment regarding whether control exists. Management judgement is particularly involved in the recognition and measurement of the following items at fair value:

●	intellectual property: this may include patents, licenses, trademarks and similar rights for currently mar-keted products, and also the rights and scientific knowledge associated with projects that are currently in research or development phases, and requires the projection of estimated future cash inflows and outflows and relevant risks, the terminal value of these assets, discount rates and weighted average costs of capital,

Note 31 – Business combinations (continued)

●	working capital items such as trade receivables, inventory (raw materials, work in process, parts and finished goods), prepaid expenses, trade payables, and fixed assets
●	Guarantees, warranties, indemnities, rights, claims, counterclaims etc. set off against third parties relating to the acquired assets or assumed liabilities, including rights under vendors' and manufacturers' warranties, indemnities, guaranties and avoidance claims and causes of action under any applicable Law, employee liabilities and other contingencies

In all cases, management makes an assessment based on the underlying economic substance of the items concerned, and not only on the contractual terms, in order to fairly present these items. In making these assessments, management relies to a significant extent on the work of valuation experts. However, the assessments are highly subjective and sensitive to the assumptions used.

In accordance with IFRS 3, if a business combination indicates a bargain gain all applied assumptions will be reassessed by Management before recognition.

Directly attributable acquisition-related costs are expensed as incurred within the consolidated statement of comprehensive loss.

Customer relationships and IP rights acquired through business combinations are measured at fair value at the acquisition date and amortized on a systematic basis over their useful life 8 and 10 years respec-tively (unless the asset has an indefinite useful life, in which case it is not amortized).

Acquisition of medical technology business from Valeritas, Inc.

On April 2, 2020 (or “the acquisition date”) Zealand acquired substantially all of the medical technology business from Valeritas Holdings, Inc. (or “Valeritas”) pursuant to the terms of the stalking horse asset purchase agreement previously entered into with Valeritas and following approval by the U.S. Bankruptcy Court for the District of Delaware on March 20, 2020.

Valeritas was a U.S. based commercial-stage company whose activities comprised development, pro-duction and sale of wearable disposable insulin pumps and has therefore been acquired to accelerate Zealand’s plans for establishing U.S. operations to support the anticipated launch of the auto-injector and pre-filled syringe for severe hypoglycemia.

The acquisition comprises all medical technology business related tangible and intangible assets that pursuant to the Bankruptcy Code was transferred to Zealand free and clear of all claims, liabilities and en-cumbrances including the Valeritas workforce. Additionally, the acquisition includes most of the working capital assets and selected liabilities.

Under IFRS 3, Business Combinations, the acquisition has been accounted for as a business combination using the acquisition method. The consolidated financial statements include the results of Valeritas for the from the acquisition date.

Note 31 – Business combinations (continued)

The consideration transferred was DKK 167.7 million (USD 24.5 million), and the fair values of the identifia- ble assets and liabilities of Valeritas as at the date of acquisition were:

Fair value
recognized on
DKK thousand	acquisition
Assets
Physician Relationship	68,459
V-Go IP	13,692
Property, plant and equipment	41,138
Right-of-use assets	14,299
Inventories	55,796
Trade receivables	50,603
Other assets	10,132
Cash and cash equivalents	66
Liabilities
Deferred tax liability	-11,880
Trade payables	-4,050
Lease liabilities	-14,046
Other liabilities	-19,792
Total identifiable net assets at fair value	204,417
Bargain purchase recognized	-36,692
Purchase consideration transferred	167,725
Analysis of cash flows on acquisition:
Net cash acquired (included in cash flows from investing activities)	66
Cash paid	-167,725
Net cash flow on acquisition	-167,659

The fair value attributable to intangible assets (DKK 82.2 million as of the acquisition date) consists of the value arising from the existing Valeritas physician network and relationships, valued at DKK 68.5 million which is based on the estimated cost it would require to establish similar network and relationships, or a so-called with/without valuation method, and intellectual property related to the V-Go technology, valued at DKK 13.7 million using an excess earnings model. (Subsequently impaired. Refer to note 17) The valuations are determined using cash flow projections from financial budget approved by Corporate Management covering a 10-year period. The discount rate applied to the cash flow projections is 13%. The growth rate used to extrapolate the cash flows of the unit beyond the 10-year period is -50% which reflects our estimate of the expected lifetime of the product of 10 years with a significant decrease in revenues afterwards.

The calculation of the fair value of intangible assets is most sensitive to the revenue and gross margin growths.Revenue and gross margin: Revenue and gross margin are based on historical trends. The reve-nue growth applied in the calculation is between 1-20% in the 10-year budget period with the first years having the highest revenue growth in percentage.Operating costs: Operating costs are based on histori-cal trends and industry knowledge. Operating costs over the 10-year budget period has been adjusted to incorporate the allocation related to shared efforts of future product launches.

Trade receivables have been measured at the contractual amount expected to be received which ap-proximates the fair value of DKK 50.6 million. The amounts have not been discounted, as maturity on receivables is generally very short and the discounted effect therefore immaterial.

Note 31 – Business combinations (continued)

The acquisition resulted in a bargain purchase gain of DKK 36.7 million which was recognized within other operating income in the consolidated income statement. The gain arose as the fair value of the net assets acquired (DKK 204.4 million) exceeded the fair value of the purchase consideration (DKK 167.7 million). The gain is primarily attributable to the Company purchasing the medical technology business of Valeritas out of bankruptcy. Valeritas encountered operational and financial difficulties in late 2019 and filed for Bankruptcy in February 2020.Specifically,the fair value of the tangible and financial assets acquired (DKK 147.5 million), such as inventories, trade receivables, and property, plant and equipment, represents a significant component of the purchase price prior to consideration of the fair value of the identified intangible assets.

Acquisition-related costs of DKK 7.1 million have been expensed and are included in administrative expenses in profit or loss and are part of operating cash flows in the statement of cash flows have all been incurred in the three months period ended March 31, 2020.Adjustments may be applied to the various net asset categories when full alignment to Zealand accounting policies is finalized. Consequently, adjustments may be applied for a period of up to twelve months from the acquisition date in accordance with IFRS 3.

The Valeritas business acquisition has contributed with net revenues of approximately DKK 161.3 million in net revenue and profit and loss of approximately DKK -278.8 million to the Group for the period ending December 31, 2020 since the acquisition on April 2, 2020.

If the acquisition had occurred on 1 January 2020, the consolidated pro forma revenue and operating result of Zealand Pharma Group for the period ended 31 December 2020 would have been approximately DKK 395.8 million and DKK -868.9 million, respectively.